UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 2, 2005

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On December 7, 2005, Adobe Systems Incorporated (“Adobe”) filed a Form 8-K to report that, pursuant to an Agreement and Plan of Merger and Reorganization dated April 17, 2005 by and among Adobe, Avner Acquisition Sub, Inc., a wholly-owned subsidiary of Adobe (“Merger Sub”), and Macromedia, Inc. (“Macromedia”), Merger Sub merged with and into Macromedia (the “Merger”) and Macromedia became a wholly-owned subsidiary of Adobe. The Merger closed on December 2, 2005 and became effective on December 3, 2005. The Form 8-K/A is being filed to provide the financial statements described below. These financial statements are filed as Exhibit 99.1 to this Form 8-K/A.

(a) Financial Statements of Businesses Acquired

(1)          The historical consolidated financial statements of Macromedia including Macromedia’s historical consolidated balance sheet as of March 31, 2004 and 2005, and the historical consolidated statements of income, cash flows and stockholders’ equity for each of the fiscal years ended March 31, 2003, 2004 and 2005 were previously filed by Macromedia in its Annual Report on Form 10-K for the year ended March 31, 2005 with the Securities and Exchange Commission on June 15, 2005 and were incorporated by reference into the Registration Statement on Form S-4 (No. 333-126163), originally filed by Adobe with the Securities and Exchange Commission on June 28, 2005.

(2)          The unaudited historical consolidated financial statements of Macromedia including Macromedia’s unaudited historical consolidated balance sheet as of September 30, 2005 and the unaudited historical consolidated statements of income and cash flows for the six months ended September 30, 2004 and 2005 were previously filed by Macromedia in its Quarterly Report on Form 10-Q for the three months ended September 30, 2005 with the Securities and Exchange Commission on November 9, 2005 and are incorporated by reference herein.

(b) Pro Forma Financial Information

The required pro forma financial information as of and for the twelve months ended December 2, 2005 is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Pro forma financial information as of and for the twelve months ended December 2, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: February 14, 2006	By:	/s/ MURRAY J. DEMO
Murray J. Demo Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Pro forma financial information as of and for the twelve months ended December 2, 2005.